Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
June 30, 2007
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
June 30, 2007

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2006 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIOD ENDED JUNE 30	Three Months			Six Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,872	$1,892	(1)%	$3,735	$3,761	(1)%
Net investment income	671	552	22	1,279	1,122	14
Realized investment losses, net of participating policyholders’ and minority interests	(139)	(98)	(42)	(160)	(89)	(80)
Other revenues	65	66	(2)	132	119	11

Total revenues	2,469	2,412	2	4,986	4,913	1

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,473	1,432	(3)	2,921	2,924	—
Amortization of deferred acquisition costs	372	372	—	753	742	(1)
Other operating expenses	260	242	(7)	478	499	4
Restructuring and other related charges	—	(13)	N/M	—	(13)	N/M
Interest	35	28	(25)	69	58	(19)

Total claims, benefits and expenses	2,140	2,061	(4)	4,221	4,210	—

Income before income tax and minority interest	329	351	(6)	765	703	9
Income tax expense	(91)	(100)	9	(223)	(208)	(7)
Minority interest	(11)	(10)	(10)	(21)	(19)	(11)

Income from continuing operations	227	241	(6)	521	476	9
Loss from discontinued operations, net of tax	(10)	(2)	N/M	(8)	(8)	—

Net income	$217	$239	(9)%	$513	$468	10%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income, Per Share Data and Return on Equity

PERIOD ENDED JUNE 30	Three Months			Six Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions, except per share data)	2007	2006	% Change	2007	2006	% Change

COMPONENTS OF NET INCOME
Net operating income	$318	$305	4%	$625	$539	16%
Net realized investment losses, net of participating policyholders’ and minority interests	(91)	(64)	(42)	(104)	(63)	(65)

Income from continuing operations	227	241	(6)	521	476	9
Loss from discontinued operations, net of tax	(10)	(2)	N/M	(8)	(8)	—

Net income	$217	$239	(9)%	$513	$468	10%

BASIC AND DILUTED EARNINGS PER SHARE
Net operating income	$1.17	$1.11	5%	$2.30	$1.95	18%
Net realized investment losses, net of participating policyholders’ and minority interests	(0.33)	(0.24)	(38)	(0.38)	(0.24)	(58)

Income from continuing operations	0.84	0.87	(3)	1.92	1.71	12
Loss from discontinued operations, net of tax	(0.04)	(0.01)	N/M	(0.03)	(0.03)	—
Basic and diluted earnings per share available to common stockholders (1)	$0.80	$0.86	(7)%	$1.89	$1.68	13%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	271.6	256.0		271.5	256.0

Diluted	271.9	256.0		271.8	256.0

RETURN ON EQUITY
Net income (2)	8.6%	10.7%		10.4%	10.5%

Net operating income (3)	13.2	13.6		13.2	12.2

(1)	The three and six months ended June 30, 2006 per share results available to common stockholders from net operating income are reduced by $19 million and $38 million, or $0.08 per share and $0.15 per share, of undeclared but accumulated preferred stock dividends. The undeclared but accumulated preferred stock dividends relate to the Company’s Series H Cumulative Preferred Stock which was repurchased from Loews Corporation on August 8, 2006.

(2)	Annualized net income divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(3)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2007	December 31, 2006

Total assets	$60,737	$60,283
Insurance reserves	40,938	41,080
Debt	2,156	2,156
Total liabilities	50,374	50,180
Minority interest	352	335
Accumulated other comprehensive income	235	549
Total stockholders’ equity	10,011	9,768

Book value per common share	$36.85	$36.03

Book value per common share excluding AOCI	$35.98	$34.00

Outstanding shares of common stock (in millions of shares)	271.6	271.1

THREE MONTHS ENDED
JUNE 30
(In millions)	2007	2006

Net cash flows provided by operating activities (1)	$324	$297
Net cash flows used by investing activities	(328)	(196)
Net cash flows used by financing activities	(28)	(70)

Net cash flows	$(32)	$31

SIX MONTHS ENDED
JUNE 30
(In millions)	2007	2006

Net cash flows provided by operating activities (1)	$541	$923
Net cash flows used by investing activities	(529)	(503)
Net cash flows used by financing activities	(54)	(413)

Net cash flows	$(42)	$7

(1)	Operating cash flows for the three and six months ended June 30, 2007 include $(7) million and $(25) million related to discontinued operations. Operating cash flows for the three and six months ended June 30, 2006 include $1 million and $(4) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED
JUNE 30, 2007				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$14,936	$5,714	$20,650	$3,085	$5,775	$29,510
Ceded	3,095	1,328	4,423	1,240	2,442	8,105

Net	11,841	4,386	16,227	1,845	3,333	21,405

Net incurred claim & claim adjustment expenses	711	401	1,112	113	42	1,267

Net claim & claim adjustment expense payments	(707)	(299)	(1,006)	(97)	(134)	(1,237)

Claim & claim adjustment expense reserves, end of period
Net	11,845	4,488	16,333	1,861	3,241	21,435
Ceded	2,941	1,357	4,298	1,211	2,240	7,749

Gross	$14,786	$5,845	$20,631	$3,072	$5,481	$29,184

SIX MONTHS ENDED
JUNE 30, 2007				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$14,934	$5,529	$20,463	$3,134	$6,039	$29,636
Ceded	3,068	1,258	4,326	1,278	2,587	8,191

Net	11,866	4,271	16,137	1,856	3,452	21,445

Net incurred claim & claim adjustment expenses	1,449	799	2,248	215	75	2,538

Net claim & claim adjustment expense payments	(1,470)	(582)	(2,052)	(210)	(286)	(2,548)

Claim & claim adjustment expense reserves, end of period
Net	11,845	4,488	16,333	1,861	3,241	21,435
Ceded	2,941	1,357	4,298	1,211	2,240	7,749

Gross	$14,786	$5,845	$20,631	$3,072	$5,481	$29,184

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	June 30, 2007		March 31, 2007		December 31, 2006
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$19,295	$19,141	$21,356	$21,410	$23,238	$23,254
Fixed maturities — tax exempt	6,189	6,170	3,809	3,846	3,307	3,351
Equities	238	490	239	484	236	475
Short-term investments	6,673	6,675	7,553	7,554	5,329	5,330
Limited partnership investments	1,739	1,739	1,685	1,685	1,605	1,605
Other	20	67	20	24	26	26

Total investments	$34,154	$34,282	$34,662	$35,003	$33,741	$34,041

Net receivable/(payable)	$37		$(788)		$(6)
Securities lending collateral	(3,089)		(2,914)		(2,851)

Life & Group Non-Core:
Fixed maturities — taxable	$7,204	$7,476	$7,178	$7,644	$6,981	$7,451
Fixed maturities — tax exempt	1,675	1,767	1,642	1,819	1,609	1,795
Equities	187	195	178	189	172	182
Short-term investments	433	433	292	292	380	380
Limited partnership investments	273	273	255	255	247	247
Other	1	1	1	1	—	—

Total investments	$9,773	$10,145	$9,546	$10,200	$9,389	$10,055

Net receivable/(payable)	$(30)		$(20)		$(2)
Securities lending collateral	—		—		—

Total investments	$43,927	$44,427	$44,208	$45,203	$43,130	$44,096

Total net receivable/(payable)	$7		$(808)		$(8)
Total securities lending collateral	(3,089)		(2,914)		(2,851)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $81 million, $88 million, and $90 million as of June 30, 2007, March 31, 2007 and December 31, 2006 where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$1,679	$1,579	6%	$692	$709	(2)%	$2,371	$2,288	4%
Net written premiums	1,134	1,163	(2)	639	625	2	1,773	1,788	(1)

Net earned premiums	1,055	1,096	(4)	657	633	4	1,712	1,729	(1)
Net investment income	277	238	16	120	99	21	397	337	18
Other revenues	22	13	69	47	41	15	69	54	28

Total operating revenues	1,354	1,347	1	824	773	7	2,178	2,120	3

Claims, benefits and expenses:
Net incurred claims and benefits	711	741	4	401	388	(3)	1,112	1,129	2
Policyholders’ dividends	(4)	4	200	1	1	—	(3)	5	160
Amortization of deferred acquisition costs	231	238	3	137	131	(5)	368	369	—
Other insurance related expenses	110	103	(7)	34	41	17	144	144	—
Restructuring and other related charges	—	—	N/M	—	—	N/M	—	—	N/M
Other expenses	30	19	(58)	33	36	8	63	55	(15)

Total claims, benefits and expenses	1,078	1,105	2	606	597	(2)	1,684	1,702	1

Operating income before income tax and minority interest	276	242	14	218	176	24	494	418	18
Income tax expense on operating income	(87)	(73)	(19)	(72)	(58)	(24)	(159)	(131)	(21)
Minority interest	(2)	(2)	—	(8)	(8)	—	(10)	(10)	—

Net operating income from continuing operations	187	167	12	138	110	25	325	277	17

Realized investment losses, net of participating policyholders’ and minority interests	(69)	(37)	(86)	(29)	(13)	(123)	(98)	(50)	(96)
Income tax benefit on realized investment losses	24	13	85	9	4	125	33	17	94

Net income from continuing operations	$142	$143	(1)%	$118	$101	17%	$260	$244	7%

FINANCIAL RATIOS
Loss & LAE	67.4%	67.6%		60.9%	61.2%		64.9%	65.3%
Acquisition expense	18.6	18.9		17.1	19.3		18.1	19.1
Underwriting expense	13.7	12.2		8.9	7.9		11.8	10.5
Dividends	(0.3)	0.4		0.2	0.1		(0.1)	0.3
Expense ratio, including dividends	32.0	31.5		26.2	27.3		29.8	29.9

Combined ratio	99.4%	99.1%		87.1%	88.5%		94.7%	95.2%

LOSS RATIO IMPACTS
Impact of catastrophe losses on loss & LAE ratio
Pretax net accident year catastrophe losses incurred	$12	$5		$—	$1		$12	$6
Impact on loss & LAE ratio	1.1%	0.5%		—%	0.1%		0.7%	0.3%

Impact of development & other on loss & LAE ratio
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(33)	$5		$(1)	$(2)		$(34)	$3
Prior year premium development	14	(24)		2	2		16	(22)
Other (1)	7	15		—	—		7	15

Total development & other	$(12)	$(4)		$1	$—		$(11)	$(4)

Impact of development & other on loss & LAE ratio	(1.6)%	0.3%		0.1%	(0.2)%		(1.0)%	0.2%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Net earned premiums	$1,712	$1,729	$157	$159	(1)%	$3	$4	(25)%	$1,872	$1,892	(1)%
Net investment income	397	337	188	138	36	86	77	12	671	552	22
Other revenues	69	54	6	24	(75)	(10)	(12)	17	65	66	(2)

Total operating revenues	2,178	2,120	351	321	9	79	69	14	2,608	2,510	4

Claims, benefits and expenses:
Net incurred claims and benefits	1,112	1,129	326	266	(23)	37	31	(19)	1,475	1,426	(3)
Policyholders’ dividends	(3)	5	1	1	—	—	—	N/M	(2)	6	133
Amortization of deferred acquisition costs	368	369	4	4	—	—	(1)	N/M	372	372	—
Other insurance related expenses	144	144	44	40	(10)	10	(2)	N/M	198	182	(9)
Restructuring and other related charges	—	—	—	—	N/M	—	(13)	N/M	—	(13)	N/M
Other expenses	63	55	8	13	38	26	20	(30)	97	88	(10)

Total claims, benefits and expenses	1,684	1,702	383	324	(18)	73	35	(109)	2,140	2,061	(4)

Operating income (loss) before income tax and minority interest	494	418	(32)	(3)	N/M	6	34	(82)	468	449	4
Income tax (expense) benefit on operating income (loss)	(159)	(131)	19	8	138	1	(11)	109	(139)	(134)	(4)
Minority interest	(10)	(10)	—	—	N/M	(1)	—	N/M	(11)	(10)	(10)

Net operating income (loss) from continuing operations	325	277	(13)	5	N/M	6	23	(74)	318	305	4

Realized investment losses, net of participating policyholders’ and minority interests	(98)	(50)	(18)	(34)	47	(23)	(14)	(64)	(139)	(98)	(42)
Income tax benefit on realized investment losses	33	17	6	11	(45)	9	6	50	48	34	41

Net income (loss) from continuing operations	$260	$244	$(25)	$(18)	(39)%	$(8)	$15	(153)%	$227	$241	(6)%

			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$2,371	$2,288	$166	$208	(20)%	$1	$9	(89)%	$2,538	$2,505	1%
Net written premiums	1,773	1,788	150	154	(3)	1	3	(67)	1,924	1,945	(1)
Net earned premiums	1,712	1,729	155	158	(2)	4	3	33	1,871	1,890	(1)

FINANCIAL RATIOS
Loss & LAE	64.9%	65.3%	N/M %	N/M %		N/M %	N/M %		75.0%	73.8%
Acquisition expense	18.1	19.1	N/M	N/M		N/M	N/M		17.9	18.2
Underwriting expense	11.8	10.5	N/M	N/M		N/M	N/M		12.4	10.8
Dividends	(0.1)	0.3	N/M	N/M		N/M	N/M		(0.1)	0.3

Expense ratio, including dividends	29.8	29.9	N/M	N/M		N/M	N/M		30.2	29.3

Combined ratio	94.7%	95.2%	N/M %	N/M %		N/M %	N/M %		105.2%	103.1%

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Results of Operations

SIX MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$3,264	$3,140	4%	$1,467	$1,534	(4)%	$4,731	$4,674	1%
Net written premiums	2,215	2,273	(3)	1,289	1,273	1	3,504	3,546	(1)

Net earned premiums	2,115	2,182	(3)	1,305	1,261	3	3,420	3,443	(1)
Net investment income	536	466	15	230	186	24	766	652	17
Other revenues	45	33	36	88	74	19	133	107	24

Total operating revenues	2,696	2,681	1	1,623	1,521	7	4,319	4,202	3

Claims, benefits and expenses:
Net incurred claims and benefits	1,449	1,521	5	799	760	(5)	2,248	2,281	1
Policyholders’ dividends	1	8	88	2	2	—	3	10	70
Amortization of deferred acquisition costs	473	476	1	271	258	(5)	744	734	(1)
Other insurance related expenses	176	204	14	74	78	5	250	282	11
Restructuring and other related charges	—	—	N/M	—	—	N/M	—	—	N/M
Other expenses	55	38	(45)	71	68	(4)	126	106	(19)

Total claims, benefits and expenses	2,154	2,247	4	1,217	1,166	(4)	3,371	3,413	1

Operating income before income tax and minority interest	542	434	25	406	355	14	948	789	20
Income tax expense on operating income	(173)	(129)	(34)	(134)	(117)	(15)	(307)	(246)	(25)
Minority interest	(4)	(5)	20	(16)	(14)	(14)	(20)	(19)	(5)

Net operating income from continuing operations	365	300	22	256	224	14	621	524	19

Realized investment losses, net of participating policyholders’ and minority interests	(97)	(24)	N/M	(39)	(10)	N/M	(136)	(34)	N/M
Income tax benefit on realized investment losses	34	9	N/M	13	3	N/M	47	12	N/M

Net income from continuing operations	$302	$285	6%	$230	$217	6%	$532	$502	6%

FINANCIAL RATIOS
Loss & LAE	68.5%	69.7%		61.2%	60.2%		65.7%	66.2%
Acquisition expense	17.3	18.7		17.8	18.6		17.5	18.7
Underwriting expense	13.4	12.4		8.6	8.2		11.6	10.8
Dividends	—	0.4		0.2	0.1		0.1	0.3

Expense ratio, including dividends	30.7	31.5		26.6	26.9		29.2	29.8

Combined ratio	99.2%	101.2%		87.8%	87.1%		94.9%	96.0%

LOSS RATIO IMPACTS
Impact of catastrophe losses on loss & LAE ratio
Pretax net accident year catastrophe losses incurred	$42	$17		$2	$1		$44	$18
Impact on loss & LAE ratio	2.0%	0.8%		0.1%	—%		1.3%	0.5%

Impact of development & other on loss & LAE ratio
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(20)	$64		$6	$3		$(14)	$67
Prior year premium development	(13)	(73)		(7)	(6)		(20)	(79)
Other (1)	12	29		—	—		12	29

Total development & other	$(21)	$20		$(1)	$(3)		$(22)	$17

Impact of development & other on loss & LAE ratio	(0.8)%	2.0%		0.2%	(0.1)%		(0.5)%	1.2%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

SIX MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Net earned premiums	$3,420	$3,443	$313	$322	(3)%	$2	$(4)	150%	$3,735	$3,761	(1)%
Net investment income	766	652	349	325	7	164	145	13	1,279	1,122	14
Other revenues	133	107	18	36	(50)	(19)	(24)	21	132	119	11

Total operating revenues	4,319	4,202	680	683	—	147	117	26	5,146	5,002	3

Claims, benefits and expenses:
Net incurred claims and benefits	2,248	2,281	599	572	(5)	71	60	(18)	2,918	2,913	—
Policyholders’ dividends	3	10	—	1	N/M	—	—	N/M	3	11	73
Amortization of deferred acquisition costs	744	734	9	8	(13)	—	—	N/M	753	742	(1)
Other insurance related expenses	250	282	95	93	(2)	13	13	—	358	388	8
Restructuring and other related charges	—	—	—	—	N/M	—	(13)	—	—	(13)	—
Other expenses	126	106	17	26	35	46	37	(24)	189	169	(12)

Total claims, benefits and expenses	3,371	3,413	720	700	(3)	130	97	(34)	4,221	4,210	—

Operating income (loss) before income tax and minority interest	948	789	(40)	(17)	(135)	17	20	(15)	925	792	17
Income tax (expense) benefit on operating income (loss)	(307)	(246)	29	19	53	(1)	(7)	86	(279)	(234)	(19)
Minority interest	(20)	(19)	—	—	N/M	(1)	—	N/M	(21)	(19)	(11)

Net operating income (loss) from continuing operations	621	524	(11)	2	N/M	15	13	15	625	539	16

Realized investment losses, net of participating policyholders’ and minority interests	(136)	(34)	(17)	(46)	63	(7)	(9)	22	(160)	(89)	(80)
Income tax (expense) benefit on realized investment losses	47	12	6	16	(63)	3	(2)	N/M	56	26	115

Net income (loss) from continuing operations	$532	$502	$(22)	$(28)	21%	$11	$2	N/M %	$521	$476	9%

			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$4,731	$4,674	$349	$402	(13)%	$3	$8	(63)%	$5,083	$5,084	—%
Net written premiums	3,504	3,546	312	319	(2)	(1)	(7)	86	3,815	3,858	(1)
Net earned premiums	3,420	3,443	312	318	(2)	2	(5)	140	3,734	3,756	(1)

FINANCIAL RATIOS
Loss & LAE	65.7%	66.2%	N/M %	N/M %		N/M %	N/M %		75.1%	74.5%
Acquisition expense	17.5	18.7	N/M	N/M		N/M	N/M		17.3	18.3
Underwriting expense	11.6	10.8	N/M	N/M		N/M	N/M		12.3	11.6
Dividends	0.1	0.3	N/M	N/M		N/M	N/M		0.1	0.3

Expense ratio, including dividends	29.2	29.8	N/M	N/M		N/M	N/M		29.7	30.2

Combined ratio	94.9%	96.0%	N/M %	N/M %		N/M %	N/M %		104.8%	104.7%

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	YTD2007
Limited partnership income	$38	$27	$23	$62	$150	$25	$40	$65
Interest on funds withheld and other deposits	(14)	(22)	(8)	(3)	(47)	(2)	(1)	(3)
Income (loss) from trading securities	—	—	—	—	—	—	—	—
Other investment income	204	233	224	227	888	236	238	474

Net investment income	$228	$238	$239	$286	$991	$259	$277	$536

	Specialty Lines
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	YTD2007
Limited partnership income	$13	$10	$8	$24	$55	$10	$16	$26
Interest on funds withheld and other deposits	(2)	(1)	(1)	(1)	(5)	—	—	—
Income (loss) from trading securities	—	—	—	—	—	—	—	—
Other investment income	76	90	94	93	353	100	104	204

Net investment income	$87	$99	$101	$116	$403	$110	$120	$230

	P&C Operations
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	YTD2007
Limited partnership income	$51	$37	$31	$86	$205	$35	$56	$91
Interest on funds withheld and other deposits	(16)	(23)	(9)	(4)	(52)	(2)	(1)	(3)
Income (loss) from trading securities	—	—	—	—	—	—	—	—
Other investment income	280	323	318	320	1,241	336	342	678

Net investment income	$315	$337	$340	$402	$1,394	$369	$397	$766

	Life & Group Non-Core
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	YTD2007
Limited partnership income	$10	$8	$6	$10	$34	$9	$3	$12
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—
Income (loss) from trading securities	42	(9)	30	40	103	3	40	43
Other investment income	135	139	143	144	561	149	145	294

Net investment income	$187	$138	$179	$194	$698	$161	$188	$349

	Corporate & Other Non-Core
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	YTD2007
Limited partnership income	$13	$8	$9	$19	$49	$8	$12	$20
Interest on funds withheld and other deposits	(9)	(7)	(1)	1	(16)	1	1	2
Income (loss) from trading securities	—	—	—	—	—	—	—	—
Other investment income	64	76	73	74	287	69	73	142

Net investment income	$68	$77	$81	$94	$320	$78	$86	$164

	Total Operations
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	YTD2007
Limited partnership income	$74	$53	$46	$115	$288	$52	$71	$123
Interest on funds withheld and other deposits	(25)	(30)	(10)	(3)	(68)	(1)	—	(1)
Income (loss) from trading securities	42	(9)	30	40	103	3	40	43
Other investment income	479	538	534	538	2,089	554	560	1,114

Net investment income	$570	$552	$600	$690	$2,412	$608	$671	$1,279

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED JUNE 30	Three Months			Six Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change

Property & Casualty Companies
Gross written premiums	$2,550	$2,415	6%	$5,024	$4,805	5%
Net written premiums	1,792	1,859	(4)	3,521	3,621	(3)

Net earned premiums	1,573	1,631	(4)	3,119	3,175	(2)
Claim and claim adjustment expenses	1,192	1,213	2	2,389	2,418	1
Acquisition expenses	309	334	7	591	630	6
Underwriting expenses	215	231	7	437	457	4
Policyholders’ dividends	5	6	17	12	10	(20)

Underwriting loss	(148)	(153)	3	(310)	(340)	9
Net investment income (1)	636	470	35	1,132	898	26
Other expenses	(12)	(38)	68	(17)	(78)	78
Income tax expense	(97)	(126)	23	(197)	(168)	(17)
Net realized losses	(185)	(56)	N/M	(202)	(49)	N/M

Net income	$194	$97	100%	$406	$263	54%

Financial Ratios
Loss and LAE	75.8%	74.4%		76.6%	76.2%
Acquisition expense	17.3	18.0		16.8	17.4
Underwriting expense	11.9	12.3		14.0	12.6
Policyholders’ dividends	0.3	0.4		0.4	0.3

Expense ratio	29.5	30.7		31.2	30.3

Combined ratio	105.3%	105.1%		107.8%	106.5%

Life Company
Earned premium	$1	$2		$1	$5
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	June 30, 2007	December 31, 2006

Property & Casualty Companies
Statutory surplus (2)	$8,380	$8,137

Life Company
Statutory surplus	$463	$687

(1)	The three and six months ended June 30, 2007 include $143 million of declared dividends from Continental Casualty Company’s (CCC) life subsidiary, Continental Assurance Company (CAC). Additionally, CAC returned capital to CCC of $107 million during the second quarter of 2007.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2007 YTD	2006 FY	2006 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/07	12/31/06	06/30/07
Gross Accident Year	63.7%	68.0%	65.7%
Impact of Reinsurance	5.6	0.1	1.9

Net Accident Year	69.3	68.1	67.6%

Impact of Significant Commutations	—	1.1
Impact of Development and Other (1)	(0.8)	0.9

Net Calendar Year	68.5%	70.1%

	Specialty Lines
	2007 YTD	2006 FY	2006 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/07	12/31/06	06/30/07
Gross Accident Year	62.8%	60.4%	59.7%
Impact of Reinsurance	(1.8)	(0.1)	(0.5)

Net Accident Year	61.0	60.3	59.2%

Impact of Significant Commutations	—	—
Impact of Development and Other (1)	0.2	0.2

Net Calendar Year	61.2%	60.5%

	P&C Operations
	2007 YTD	2006 FY	2006 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/07	12/31/06	06/30/07
Gross Accident Year	63.4%	65.5%	63.7%
Impact of Reinsurance	2.8	(0.3)	0.8

Net Accident Year	66.2	65.2	64.5%

Impact of Significant Commutations	—	0.7
Impact of Development and Other (1)	(0.5)	0.7

Net Calendar Year	65.7%	66.6%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.